                                                                    Exhibit 23.2



                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Information Resource Engineering, Inc.:

We consent to the use of our report dated March 15, 1996 included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995 incorporated herein by reference



                                                           KPMG PEAT MARWICK LLP

Baltimore, Maryland
July 12, 1996